Exhibit 10.2

REVOLVING SECURED PROMISSORY NOTE

New York, New York As of March 29, 2016	$500,000.00

1) FOR VALUE RECEIVED, on the Maturity Date (defined below), each of DraftDay Fantasy Sports, Inc., a Delaware corporation (the “Parent”), wetpaint.com, Inc., a Delaware corporation, and Choose Digital, Inc., a Delaware corporation (each, including the Parent, a “Borrower” and collectively, the “Borrowers”), at their offices at 902 Broadway, 11th Floor, New York, New York 10010, jointly and severally promise to pay to the order of Sillerman Investment Company VI LLC (“SIC VI” or the “Lender”) at its offices, or at such other place as the Lender may designate in writing, the aggregate unpaid principal amount of all outstanding advances hereunder plus accrued and unpaid interest thereon; provided, that the aggregate unpaid principal amount of all outstanding advances shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any one time outstanding (the “Maximum Credit Amount”).

2) Maturity Date. The “Maturity Date” shall be the earliest to occur of (a) December 31, 2016, (b) the occurrence and continuance of an Event of Default (as defined below) pursuant to any of clauses 8(iii) – (vi) hereof, (c) the acceleration of the obligations hereunder as a result of the occurrence and continuance of any other Event of Default, or (d) the occurrence of a Change of Control Transaction.  For purposes hereof, a “Change of Control Transaction” means (i) a sale of all or substantially all of the assets of the Borrowers or (ii) the issuance by the Parent of Common Stock (as defined below) that results in any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) becoming the “beneficial owner” (as defined in Rule 13d-3 promulgated under the 1934 Act) of a majority of the aggregate ordinary voting power represented by issued and outstanding Common Stock (other than as a result of, or in connection with, any merger, acquisition, consolidation or other business combination in which the Parent is the surviving entity following the consummation thereof), excluding, with respect to each of (i) and (ii), transactions with affiliates of the Borrowers. For purposes hereof, “Common Stock” means (i) the Parent’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

3) Interest.

(a) Borrowers will pay interest on the unpaid outstanding principal amount from time to time outstanding from the date of each advance under this Revolving Secured Promissory Note until each such advance has been paid in full. Interest shall accrue at the simple interest rate equal to twelve percent (12%) per annum.

(b) Borrowers will pay interest, calculated at the rate set forth above, upon the Maturity Date or such earlier date upon which any principal amount is repaid. In addition, Borrowers will pay a default rate equal to two percent (2%) per annum in excess of the rate set forth herein if an Event of Default has occurred and is continuing. Notwithstanding the foregoing however, in no event shall interest exceed the maximum legal rate permitted by law. All payments, including insufficient payments, shall be credited, regardless of their designation by Borrowers, first to interest and the remainder, if any, to principal.

4) Requests for Loans; Disbursement of Proceeds.

(a)  Subject to the terms and conditions of this Revolving Secured Promissory Note, Borrowers may borrow, and Lender agrees to fund advances hereunder, upon notice of a proposed borrowing, and the requested amount thereof, to the Lender not later than 12:00 Noon (New York time) three (3) days prior to the date on which the proposed borrowing is requested to be made, subject to the satisfaction of all conditions precedent to such advance, including the delivery to the Lender of a funding memorandum substantially in the form attached hereto as Exhibit A (a “Funding Memorandum”).

(b)  Each notice of borrowing shall be delivered by hand or facsimile transmission. Each such notice shall be irrevocable by and binding on the Borrowers. Unless otherwise directed in writing by Borrowers, the Lender shall promptly disburse the proceeds of such advance made hereunder by crediting the amount thereof as instructed in the applicable Funding Memorandum.

5)  Funding Limitations.  The aggregate principal amount outstanding at any one time hereunder shall not exceed the Maximum Credit Amount.  In addition, all advances hereunder shall be subject to, and used in accordance with a budget to be approved by the Company’s Board of Directors and Lender (as amended or modified from time to time with the consent of the Lender and the Company, the “Budget”).  The Lender shall have no obligation to make any advance hereunder if (A) an Event of Default has occurred and is continuing, (B) such advance would result in the outstanding amounts hereunder exceeding the Maximum Credit Amount and or (C) such advance is not in compliance with the Budget.

6) Payments and Prepayments; Use of Grid.  The Lender is hereby authorized by Borrowers to enter and record on the schedule attached hereto (i) the loan number, (ii) the date of each advance made under this Revolving Secured Promissory Note, (iii) the dollar amount of the advance, (iv) the applicable interest rate, (v) interest due on Maturity Date, (vi) each payment and prepayment of any advance thereon, and (vii) date  of payment, without any further authorization on the part of Borrowers or any endorser or guarantor of this Revolving Secured Promissory Note; provided, however, that the Lender shall promptly deliver to the Borrowers a copy of this Revolving Secured Promissory Note following the entry of each advance hereunder. The entry of a advance on said schedule shall be prima facie and presumptive evidence of the entered advance and its conditions, absent manifest error. The Lender’s failure to make an entry, however, shall not limit or otherwise affect the obligations of any Borrower or any endorser or guarantor of this Revolving Secured Promissory Note. Borrowers may make prepayments in whole or in part hereunder at any time, provided accrued, but unpaid interest, is paid through the prepayment date.  If any payment of principal or interest becomes due on a day on which the Lender is closed, such payment shall be made not later than the next succeeding Business Day (a “Business Day” shall be considered to be Monday through Friday from 9am to 5pm local time, excluding weekends and public holidays) and such extension shall be included in computing interest in connection with such payment. All payments by Borrowers on account of principal, interest or fees hereunder shall be made in lawful money of the United States of America, in immediately available funds.

7) Use of Proceeds. The proceeds of each advance hereunder shall be used for general corporate and working capital purposes of the Borrowers.  Borrowers may use the proceeds to repay existing indebtedness of the Borrowers, including indebtedness to Lender or any of its affiliates.  None of the Borrowers will, directly or indirectly, use any proceeds of advances hereunder for the purpose of purchasing or carrying any margin stock within the meaning of Regulation X of the Board of Governors of the Federal Reserve System or to extend credit to any person for the purpose of purchasing or carrying any such margin stock, or for any purpose which violates, or is inconsistent with, Regulation X of such Board of Governors

8) Event of Default.  It is expressly agreed that the whole of the indebtedness evidenced by this Revolving Secured Promissory Note shall immediately become due and payable, at the option of the Lender or in the cases of clauses (iii)-(vi) below automatically, on the happening of any default or event constituting an event of default hereunder (each an “Event of Default”).  An Event of Default shall occur on: (i) the non-payment of any of the amounts due hereunder within five (5) Business Days after the date such payment is due and payable; (ii) dissolution or liquidation, as applicable, of a Borrower; (iii) any petition in bankruptcy being filed by or against a Borrower or any proceedings in bankruptcy, or under any Acts of Congress relating to the relief of debtors, being commenced for the relief or readjustment of any indebtedness of a Borrower either through reorganization, composition, extension or otherwise; provided, however, that a Borrower shall have a sixty (60) day grace period to obtain the dismissal or discharge of involuntary proceedings filed against it, it being understood that during such sixty (60) day grace period, the Lender shall not be obligated to make advances hereunder and the Lender may seek adequate protection in any bankruptcy proceeding; (iv) the making by a Borrower of an assignment for the benefit of creditors, calling a meeting of creditors for the purpose of effecting a composition or readjustment of its debts, or filing a petition seeking to take advance of any other law providing for the relief of debtors; (v) any seizure, vesting or intervention by or under authority of a government, by which the management of a Borrower, is displaced or its authority in the conduct of its business is curtailed; (vi) the appointment of any receiver of any material property of a Borrower; (vii) if any warranty, representation, statement, report or certificate made now or hereafter by a Borrower to Lender pursuant hereto is untrue or incorrect in any material respect at the time made or delivered; (viii) the Borrower shall contest, dispute or challenge in any manner, whether in a judicial proceeding or otherwise, the validity or enforceability of any material provision set forth herein or any transaction contemplated in this Revolving Secured Promissory Note; or (ix) if there shall be a material adverse change in the business plan or prospects of a  Borrower in the reasonable opinion of Lender.

9) Representations: In consideration of the commitment by SIC VI to make advances hereunder Borrower represents and warrants:

(a) Organization; Authority. The Borrower is duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted.

(b) Authorization; Enforcement; Validity. The Borrower has the requisite power and authority to enter into and perform its obligations under this Note in accordance with the terms hereof. The execution and delivery of this Note by the Borrower, and the consummation by the Borrower of the transactions contemplated hereby have been duly authorized by the Borrower’s board of directors.  This Note has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution, delivery and performance of the Note by the Borrower and the consummation by the Borrower of its obligations set forth herein will not (i) result in a violation of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof, the Company’s bylaws, as amended and as in effect on the date hereof, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Borrower is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Borrower.

(d) Consents. The Borrower is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its respective obligations hereunder, except for disclosing the execution of this Note in its filings with the SEC.

10) Reissuance of this Note.

(a) Transfer. If this Note is to be transferred, the Lender shall surrender this Note to the Borrower, whereupon the Borrower will forthwith issue and deliver upon the order of the Lender a new Note (in accordance with Section 9(d)), registered as the Lender may request, representing the outstanding principal being transferred by the Lender and, if less than the entire outstanding principal is being transferred, a new Note (in accordance with Section 9(d)) to the Lender representing the outstanding principal not being transferred. The Lender and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 1 following payment of any portion of this Note, the outstanding principal represented by this Note may be less than the principal stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Borrower of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Lender to the Borrower in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Borrower shall execute and deliver to the Lender a new Note (in accordance with Section 9(d)) representing the outstanding principal.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Lender at the principal office of the Borrower, for a new Note (in accordance with Section 9(d)) and in principal amounts of at least $1,000,000) representing in the aggregate the outstanding principal of this Note, and each such new Note will represent such portion of such outstanding principal as is designated by the Lender at the time of such surrender.

(d) Issuance of New Note. Whenever the Borrower is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note,(ii) shall represent, as indicated on the face of such new Note, the principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 9(a) or Section 9(c), the principal designated by the Lender which, when added to the principal represented by the other new Note issued in connection with such issuance, does not exceed the principal remaining outstanding under this Note immediately prior to such issuance of new Note), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the issuance date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid interest and late charges on the principal and interest of this Note, from the issuance date.

11) Governing Law. This Revolving Secured Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its rules on conflicts of laws.

12) No Waiver. No failure or delay on the part of the Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

13) Costs and Expenses. Borrowers shall reimburse the Lender for all costs and expenses incurred by the Lender in connection with the enforcement of this Revolving Secured Promissory Note or any document, instrument or agreement relating thereto.

14) Amendments. No amendment, modification, or waiver of any provision of this Revolving Secured Promissory Note nor consent to any departure by Borrowers therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15) Successors and Assigns. This Revolving Secured Promissory Note shall be binding upon Borrowers and the Lender and their respective heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof.

16) Severability. The provisions of this Revolving Secured Promissory Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Revolving Secured Promissory Note in any jurisdiction.

17) Entire Agreement. This Revolving Secured Promissory Note sets forth the entire agreement of Borrowers and the Lender with respect to this Revolving Secured Promissory Note and may be modified only by a written instrument executed by Borrowers and the Lender.

18) Headings.  The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Revolving Secured Promissory Note.

19) Jurisdiction; Service of Process. Borrowers agree that in any action or proceeding brought on or in connection with this Revolving Secured Promissory Note (i) any New York State or Federal court sitting in New York County, New York, shall have jurisdiction of any such action or proceeding, (ii) service of any summons and complaint or other process in any such action or proceeding may be made by the Lender upon Borrowers by registered or certified mail directed to Borrowers at their address referenced above, Borrowers hereby waiving personal service thereof, and (iii) within thirty (30) days after such mailing Borrowers shall appear or answer to any summons and complaint or other process, and should Borrowers fail to appear to answer within said thirty day period, it shall be deemed in default and judgment may be entered by the Lender against Borrowers for the amount as demanded in any summons or complaint or other process so served.

17) WAIVER OF THE RIGHT TO TRIAL BY JURY. EACH BORROWER AND, BY ITS ACCEPTANCE HEREOF, THE LENDER, HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS REVOLVING SECURED PROMISSORY NOTE OR ANY TRANSACTIONS HEREUNDER. NO OFFICER OF THE LENDER HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

[Reminder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, each of the Borrowers and the Lender have caused this Note to be duly executed as of the date first written above.

DRAFTDAY FANTASY SPORTS, INC.

By: _______________________________
Name: _____________________________
Title: ______________________________

WETPAINT.COM, INC.

By: _______________________________
Name: _____________________________
Title: ______________________________

CHOOSE DIGITAL INC.

By: _______________________________
Name: _____________________________
Title: ______________________________

SILLERMAN INVESTMENT COMPANY

VI, LLC

By: _______________________________
Name: _____________________________
Title: ______________________________

SCHEDULE TO REVOLVING SECURED PROMISSORY NOTE

Loan Number	Date of draw	Commitment Amount	Amount of draw	Maturity Date	Interest Rate	Interest Due upon Maturity Date	Amount Paid	Date Payment

EXHIBIT A

FUNDING MEMORANDUM

_____________                                , 2016

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Dear __________________:

We hereby request that you make available in our account No. ___________ the amount of $ _______________, and which shall constitute an advance under the Revolving Secured Promissory Note Line of Credit made by each of DraftDay Fantasy Sports Inc., wetpaint.com, Inc., and Choose Digital Inc. (each, a “Borrower” and collectively the “Borrowers”) to the order of Sillerman Investment Company VI LLC (the “Lender”) dated as of March 29, 2016 (as amended from time to time, the “Revolving Secured Promissory Note”).

Under the Revolving Secured Promissory Note, the Lender is authorized to enter and record on the schedule attached thereto (i) the loan number, (ii) the date of each advance, (iii) the Commitment Amount, the dollar amount of the advance, (v) the Maturity Date of the advance, (vi) the interest rate, (vii) interest due on Maturity Date, (viii) each payment of any advance and (ix) date of payment, without any further authorization on the part of Borrowers.

Each Borrower represents warrants and certifies to Lender as follows:

(a) there does not exist any known deficiency in any of the documents identified in this Funding Memorandum, and each Borrower agrees that any deficiencies subsequently discovered will be promptly reported to the Lender;

(b) both before and after funding the advance requested hereunder Borrowers are not in default, no Event of Default exists, and no Event of Default shall result from the making of the advance requested hereunder;

(c) all of the representations and warranties of Borrowers contained herein and in the Revolving Secured Promissory Note are true and correct in all material respects to the same extent as though made on and as of any making of the advance requested hereunder;

(d) the advances under the Revolving Secured Promissory Note are in accordance with the Budget; and

(e) after giving effect to the amount of the requested advance, the aggregate amount of outstanding advances under the Revolving Secured Promissory Note do not exceed $1,500,000;

or, if any of the foregoing representations and warranties set forth in items (a) through (e) above are not true, and the Borrowers requests a waiver of such item, so indicate:

Very truly yours,

DraftDay Fantasy Sports, Inc.
By: ___________________________
Name:_________________________
Title: __________________________

wetpaint.com, Inc.
By: ___________________________
Name:_________________________
Title: __________________________

Choose Digital Inc.
By: ___________________________
Name:_________________________
Title: __________________________